N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09277

Viking Mutual Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1. REPORTS TO STOCKHOLDERS.

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VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund

Semi-Annual Report
June 30, 2010

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

VIKING TAX-FREE FUND FOR MONTANA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for Montana (the "Fund") for the six months ended June 30, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

As we entered 2010, some indicators of the state of the economy appeared to be improving, albeit gradually. The economy continued to be supported by the myriad of fiscal and monetary stimulus programs, many of which have worked over prior periods. As evidence, the credit markets were nearly completely healed. Credit spreads returned to their pre-crisis levels with improvement seen not only in investment grade credits but also in high-yield issues. The vibrant equity market, up nearly 80% from the lows from a year earlier, was another indication of how the capital markets rebounded. While the markets are forward-looking, most economic indicators showed meaningful improvement. Retail sales were up, durable goods orders continued to expand, global growth remained strong and additional fiscal stimulus was forthcoming. Housing and employment remained weak, however, and the exploding budget deficit was cause for concern.

When we entered the second quarter, the economic environment appeared robust, and many forecasts for GDP and corporate profits were being revised upward. Of course, nothing good lasts forever, and during May and June there were a series of shocks to the market that changed the game significantly. First was the heightened anxiety over the Greek debt crisis which grew to a near panic over the entire European financial system. This concern over the financial condition of Europe eventually created significant fear of contagion within the U.S. financial system. The continuing bad news concerning the Gulf of Mexico oil spill and the potential long-term impact on the region's economy and ecology further eroded expectations for a healthy economic recovery. Going forward, labor market data remains a key variable to watch as employment will be critical to a housing market rebound, sustainable economic recovery and the reigning in of budget deficits.

Municipal Bond Market Recap

The first three months of the New Year, although somewhat volatile, lacked the extreme volatility seen in the municipal market over the last two years. Yields declined for the most part in January and February with a continued steepening of the yield curve as shorter maturities declined more in yield than longer dated paper. Muni yields turned and moved higher in March except for yields on longer, lower rated investment grade credits which declined modestly. Behind the higher yields was a shift from strong muni fund inflows to sharply negative fund flows in the latter part of March. The weakness in fund flows was likely related to the press reporting on state budgetary pressures. The yield curve also flattened considerably in March with short to intermediate yields up sharply while yields on longer paper were flat to slightly lower. For the quarter, credit spreads narrowed as higher grade muni yields were up slightly while A and BBB yields declined moderately, more so on the longer end.

Yields declined and prices rose throughout April and May followed by a moderate increase in yields in June. Credit spreads narrowed in April with A and BBB yields declining more but then widened somewhat in May and June and were relatively flat for the quarter. Given the strong performance in the front half (first 15 maturities) of the yield curve and relative underperformance of the back, the slope of the yield curve steepened through May and June and now stands at 372 basis points from 1 to 30 years. While this slope is over 100 basis points lower than the steepest of the financial crisis, it is almost 10 times as steep as early 2007. As a result, investors are being well compensated for venturing a bit further out in maturity concentration.

Despite the steady diet of negative articles regarding states and local governments, municipal bonds continue to perform well and we have yet to see any credible evidence of rampant defaults. Despite reduced supply of municipal issuance (attributed to the continued issuance of subsidized taxable Build America Bonds (BABs), tax-exempt paper continued to look attractive on a relative basis versus US Treasury Securities ("UST"). At the end of Q2, 10-year AAA muni yields stood at 89% of USTs versus a long-term average of 82% and 30-year AAA muni yields exceeded UST yields. While perception of municipal default risk can trump reality for brief periods, tax-exempt municipal bonds will likely outperform USTs in the long run.

Fund Performance and Outlook

Viking Tax-Free Fund for Montana provided a total return of 2.72%* (at net asset value with distributions reinvested) for the six-months ended June 30, 2010, compared to the Fund's benchmark, the Barclays Capital Municipal Bond Index, which returned 3.31%.

Despite the continued scarcity of Montana municipal bonds throughout the period, the Fund was able to obtain an adequate supply of investment grade bonds of various maturities. The Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. Looking ahead, most observers agree that at least our federal income tax rates will have to increase to help address the federal budget deficits. A higher tax rate, of course, makes the tax-free interest that municipal bonds pay that much more appealing and we think that might generate demand by investors seeking to lower their tax liability. Additionally, the Build America Bonds program will continue to constrain supply on the long end. We also feel many non-profit hospital issuers will benefit from the increase in the proportion of Americans with health insurance through fewer write-offs on indigent patients, as well as possibly through fewer surplus beds and more insured procedures. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from Federal and Montana income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

We recommend that shareholders view their investment in the Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relative low volatility that muni bonds have provided for decades.

Thank you for investing in the Viking Tax-Free Fund for Montana. If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management, LLC ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.32%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.92%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR MONTANA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for Montana without Sales Charge	Viking Tax-Free Fund for Montana with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/99	$10,000	$9,622	$10,000
12/31/00	$11,026	$10,609	$11,169
12/31/01	$11,525	$11,089	$11,743
12/31/02	$12,669	$12,189	$12,870
12/31/03	$13,231	$12,731	$13,555
12/31/04	$13,767	$13,246	$14,161
12/31/05	$14,036	$13,505	$14,661
12/31/06	$14,619	$14,066	$15,372
12/31/07	$15,052	$14,482	$15,889
12/31/08	$14,350	$13,807	$15,497
12/31/09	$16,068	$15,460	$17,498
6/30/10	$16,505	$15,880	$18,077

Average Annual Total Returns for the periods ending June 30, 2010

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	8.28%	4.08%	3.36%	4.75%	4.27%
With sales charge (3.75%)	4.22%	2.78%	2.57%	4.35%	3.90%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Tax-Free Fund for North Dakota (the "Fund") for the six months ended June 30, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Economic Recap

As we entered 2010, some indicators of the state of the economy appeared to be improving, albeit gradually. The economy continued to be supported by the myriad of fiscal and monetary stimulus programs, many of which have worked over prior periods. As evidence, the credit markets were nearly completely healed. Credit spreads returned to their pre-crisis levels with improvement seen not only in investment grade credits but also in high-yield issues. The vibrant equity market, up nearly 80% from the lows from a year earlier, was another indication of how the capital markets rebounded. While the markets are forward-looking, most economic indicators showed meaningful improvement. Retail sales were up, durable goods orders continued to expand, global growth remained strong and additional fiscal stimulus was forthcoming. Housing and employment remained weak, however, and the exploding budget deficit was cause for concern.

When we entered the second quarter, the economic environment appeared robust, and many forecasts for GDP and corporate profits were being revised upward. Of course, nothing good lasts forever, and during May and June there were a series of shocks to the market that changed the game significantly. First was the heightened anxiety over the Greek debt crisis which grew to a near panic over the entire European financial system. This concern over the financial condition of Europe eventually created significant fear of contagion within the U.S. financial system. The continuing bad news concerning the Gulf of Mexico oil spill and the potential long-term impact on the region's economy and ecology further eroded expectations for a healthy economic recovery. Going forward, labor market data remains a key variable to watch as employment will be critical to a housing market rebound, sustainable economic recovery and the reigning in of budget deficits.

Municipal Bond Market Recap

The first three months of the New Year, although somewhat volatile, lacked the extreme volatility seen in the municipal market over the last two years. Yields declined for the most part in January and February with a continued steepening of the yield curve as shorter maturities declined more in yield than longer dated paper. Muni yields turned and moved higher in March except for yields on longer, lower rated investment grade credits which declined modestly. Behind the higher yields was a shift from strong muni fund inflows to sharply negative fund flows in the latter part of March. The weakness in fund flows was likely related to the press reporting on state budgetary pressures. The yield curve also flattened considerably in March with short to intermediate yields up sharply while yields on longer paper were flat to slightly lower. For the quarter, credit spreads narrowed as higher grade muni yields were up slightly while A and BBB yields declined moderately, more so on the longer end.

Yields declined and prices rose throughout April and May followed by a moderate increase in yields in June. Credit spreads narrowed in April with A and BBB yields declining more but then widened somewhat in May and June and were relatively flat for the quarter. Given the strong performance in the front half (first 15 maturities) of the yield curve and relative underperformance of the back, the slope of the yield curve steepened through May and June and now stands at 372 basis points from 1 to 30 years. While this slope is over 100 basis points lower than the steepest of the financial crisis, it is almost 10 times as steep as early 2007. As a result, investors are being well compensated for venturing a bit further out in maturity concentration.

Despite the steady diet of negative articles regarding states and local governments, municipal bonds continue to perform well and we have yet to see any credible evidence of rampant defaults. Despite reduced supply of municipal issuance (attributed to the continued issuance of subsidized taxable Build America Bonds (BABs), tax-exempt paper continued to look attractive on a relative basis versus US Treasury Securities ("UST"). At the end of Q2, 10-year AAA muni yields stood at 89% of USTs versus a long-term average of 82% and 30-year AAA muni yields exceeded UST yields. While perception of municipal default risk can trump reality for brief periods, tax-exempt municipal bonds will likely outperform USTs in the long run.

Fund Performance and Outlook

Viking Tax-Free Fund for North Dakota provided a total return of 2.70%* (at net asset value with distributions reinvested) for the six-months ended June 30, 2010, compared to the Fund's benchmark, the Barclays Capital Municipal Bond Index, which returned 3.31%.

Despite the continued scarcity of North Dakota municipal bonds throughout the period, the Fund was able to obtain an adequate supply of investment grade bonds of various maturities. The Fund may also invest in non-rated bonds should we deem they are of investment grade equivalent. Looking ahead, most observers agree that at least our federal income tax rates will have to increase to help address the federal budget deficits. A higher tax rate, of course, makes the tax-free interest that municipal bonds pay that much more appealing and we think that might generate demand by investors seeking to lower their tax liability. Additionally, the Build America Bonds program will continue to constrain supply on the long end. We also feel many non-profit hospital issuers will benefit from the increase in the proportion of Americans with health insurance through fewer write-offs on indigent patients, as well as possibly through fewer surplus beds and more insured procedures. We remain committed to our non-interest rate anticipatory style of investing. Rather than betting on the direction of rates, we will continue to seek out the best value among investment grade issues of varying maturities. The highest level of current income that is exempt from Federal and North Dakota income taxes and is consistent with preservation of capital remains the investment objective of the Fund.

We recommend that shareholders view their investment in the Fund as a long-term investment. As difficult as they may be, periods of panic (and euphoria) tend to be transitory in nature and it's the long-term investors that may be rewarded with the long-term benefits of tax-free income and relative low volatility that muni bonds have provided for decades.

Thank you for investing in the Viking Tax-Free Fund for North Dakota. If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Shannon Radke

Senior Portfolio Manager

The views expressed are those of Shannon Radke, President and Senior Portfolio Manager with Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.49%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.92%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and therefore the value of bond funds decline as interest rates rise. Because the Fund invests in securities of a single state, the Fund is more susceptible to factors adversely impacting the respective state securities more so than a municipal bond fund that does not concentrate its securities in a single state.

For investors subject to the alternative minimum tax, a portion of the Fund's dividends may be taxable. Distributions of capital gains are generally taxable.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital Municipal Bond Index

	Viking Tax-Free Fund for North Dakota without Sales Charge	Viking Tax-Free Fund for North Dakota with Maximum Sales Charge	Barclays Capital Municipal Bond Index
12/31/99	$10,000	$9,624	$10,000
12/31/00	$11,134	$10,715	$11,169
12/31/01	$11,498	$11,065	$11,743
12/31/02	$12,658	$12,182	$12,870
12/31/03	$13,240	$12,742	$13,555
12/31/04	$13,737	$13,221	$14,161
12/31/05	$14,045	$13,517	$14,661
12/31/06	$14,715	$14,161	$15,372
12/31/07	$15,122	$14,554	$15,889
12/31/08	$14,384	$13,843	$15,497
12/31/09	$16,365	$15,749	$17,498
6/30/10	$16,806	$16,174	$18,077

Average Annual Total Returns for the periods ending June 30, 2010

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	7.75%	4.65%	3.68%	4.97%	4.53%
With sales charge (3.75%)	3.72%	3.32%	2.89%	4.57%	4.16%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING LARGE-CAP VALUE FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Large-Cap Value Fund (the "Fund") for the six months ended June 30, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Summary

The Fund has declined -6.97%* in the first half of 2010. While our defensive sector positioning and cash position contributed positively to our relative performance, stock selection was a drag on performance. As a result, we underperformed the benchmark Russell 1000 Value Index, which returned -5.12%. We see the economy growing from here, though rather slowly, particularly after the economic recession that we've been through, but nevertheless, up. After the correction, we also see the market moving up somewhat from here for the remainder of the year.

Performance Review

The Fund declined along with the market in the first half of the year, but lagged the benchmark returns. Our defensive sector positioning helped our relative returns. Cash, which averaged 6% during the first half and was 8.5% at the end of June, was a positive, as was our overweighting in consumer staples.

Stock selection was negative; we outperformed in health care and consumer discretionary, but that was more than offset by underperformance in consumer staples, information technology and energy. In health care, our position in AmerisourceBergen led the way, while in consumer discretionary, TJX and Time Warner Cable outperformed due to their better than expected earnings performance. In consumer staples, our position in Archer Daniels Midland and Bunge lagged their sector returns. In the information technology sector, Microsoft was weaker on global growth expectations and concerns about the pace of Windows 7 introduction and associated sales of PCs. Our performance in energy was affected by weakness in two Gulf Spill related stocks, Anadarko Petroleum and Halliburton. Due to concerns on the lack of clarity on the ultimate liability of the companies in cost of shutting down the well and paying for the cleanup, we sold the stocks. During the period, we increased our position in Apache and initiated a new position in Corning, the manufacturer of specialty glass, particularly for TVs, computers, laptops and mobile devices.

Market Outlook

With the pullback, we now see the equity market, as defined by the S&P 500, on the cheap side of fair value. This is based on estimated 2010 operating earnings of $76, a 10-year discount rate (BBB bond yield) of 6.15%, an equity risk premium of 2.75% and an indicated dividend yield of 2.07%.

We continue to be somewhat cautious with an eye towards second quarter earnings reports. Although we are not particularly concerned about earnings in the current quarter, we believe managements may guide second-half numbers lower. Presently, consensus S&P 500 earnings forecasts are in the vicinity of $81 for the year 2010 and $92 for 2011. We believe numbers closer to $76 and $82 are more likely for 2010 and 2011, respectively. Thus, we are maintaining a defensive posture while watching the internal dynamics of the market closely in hopes of finding exploitable "value" (valuation) opportunities.

The economy has clearly hit a slowdown, but we don't believe it will fall back into a double-dip recession. On the positive side, both the manufacturing and service purchasing managers' indices are above 50%, indicating growth, though both indices are off their recent highs. Private sector employment growth is positive of late. We'd like to see it higher, enough to offset population growth and reduce the unemployment rate the right way (as opposed to seeing discouraged workers leave the workforce), but the increase in employment is certainly better than the sharp contraction in the workforce in 2009. The average workweek has also been increasing and, as it continues, companies should continue to re-hire workers. Finally, Corporate America has generated record net cash flow and stands ready to reinvest.

On the negative side, we expect a drag from fiscal policy in the U.S. and Europe. The federal fiscal stimulus program, while it is not finished, will have a diminished impact on the economy, while higher taxes loom on the horizon. On the state and local level, spending cuts and tax increases will also reduce GDP. International growth is also likely to slow, as Europe deals with the sovereign debt crisis, and China slows from rapid growth to simply strong growth. In spite of these headwinds, we believe the economy will continue to grow.

Overall, we think we are completing a fairly normal correction that typically follows a rally from a bear market low. The challenge is quantifying the magnitude of the economic improvement that appears to be underway. Usually, this would mean a downward revision to expectations, and that's what has happened, with the possible exception of second quarter earnings. You see, despite the market's decline, and the economic data that suggest earnings estimates should have been lowered, they have not been reduced much in recent months. So, there is still some risk to earnings later this year and next.

Nevertheless, we see an economic expansion progressing, at a painfully slow pace, but forward and upward nonetheless. We see more federal stimulus coming as we approach the fall elections, a market that is slightly undervalued relative to investment-grade bond yields, and earnings that will end up 5-10% below consensus for 2010 and 2011. Notwithstanding the winds of short-term sentiment, this tells us the market should be heading higher 5-10% over the balance of the year, and we expect to be increasing exposure to the economically sensitive sectors and reducing our defensive posture in the weeks and months ahead.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

William E. Dodge

Lead Portfolio Manager

Fox Asset Management LLC

The views expressed are those of William E. Dodge, Lead Portfolio Manager with Fox Asset Management LLC, sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 3.06%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

VIKING LARGE-CAP VALUE FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 1000 Value Index

	Viking Large-Cap Value Fund without Sales Charge	Viking Large-Cap Value Fund with Maximum Sales Charge	Russell 1000 Value Index
12/31/99	$10,000	$9,474	$10,000
12/31/00	$11,267	$10,674	$10,702
12/31/01	$10,959	$10,382	$10,103
12/31/02	$8,430	$7,986	$8,535
12/31/03	$10,404	$9,856	$11,098
12/31/04	$11,302	$10,707	$12,929
12/31/05	$12,179	$11,538	$13,841
12/31/06	$14,077	$13,336	$16,920
12/31/07	$15,698	$14,872	$16,890
12/31/08	$9,354	$8,862	$10,666
12/31/09	$11,148	$10,561	$12,767
6/30/10	$10,371	$9,825	$12,113

Average Annual Total Returns for the periods ending June 30, 2010

	1 year	3 year	5 year	10 year	Since Inception (August 3, 1999)
Without sales charge	11.60%	(12.91%)	(2.67%)	0.54%	0.26%
With sales charge (5.25%)	5.76%	(14.46%)	(3.71%)	0.00%	(0.23%)

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING SMALL-CAP VALUE FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Viking Small-Cap Value Fund (the "Fund") for the six months ended June 30, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Introduction

In the first half of 2010, equity markets fell slightly with the Russell 2000 Value, our chosen benchmark, dropping roughly -1.6%. The path the markets took to this modest drop, however, was much more interesting. The first quarter produced strong gains of more than 10% in the benchmark, with almost every sector of the index rising in the quarter. The strongest groups during this time period were the consumer discretionary companies and the financials, where the speculative nature of the rally continued to benefit the stocks that had been beaten down the most in 2008 and 2009. Poor performers included utilities due to their unfashionably defensive characteristics and the energy sector, where high but stable oil prices were unable to push the group's stretched valuations higher.

The second quarter showed us a change in market sentiment followed by a drop in the markets themselves, with the Russell 2000 Value falling more than 10%. Just as the strength in the first quarter was broad-based, the weakness in the second affected every sector, as not one managed to turn in a positive result. What drove this change was a significant weakening of confidence in the path of the global economic recovery. The consumer discretionary, materials and energy stocks turned in the weakest absolute results, illustrating this renewed skepticism about growth prospects. The sectors with the best performance were utilities, consumer staples and industrials, further reinforcing that the market's appetite for risk has decreased.

For the last year or so, the equity markets have been driven upward by the steadily increasing confidence in the economic recovery both in the U.S. and around the world. Recent economic data has begun to damage this confidence, and the markets have reacted accordingly. Regular readers of our quarterly commentary will recognize this correction as one that we have been expecting, as we felt optimism and complacency had risen to an unsustainable level. The low quality speculative rally has finally run its course, and we are now transitioning to a more selective market that will place a higher premium on strong balance sheets, predictable earnings and sustainable free cash flow.

Performance Review

For the first half of 2010, the Fund fell -3.54%*, lagging the benchmark slightly. During the rally in the first quarter, the Fund produced strongly positive returns but lagged the benchmark's rise. Both sector allocation and stock attribution detracted slightly, as the low quality, speculative nature of the rally proved a mismatch for our higher quality bias. The sectors that produced the highest relative contributions for our Fund were, respectively, health care, materials and industrials. All three of these sectors were the beneficiaries of positive stock selection, with one health care devices company climbing rapidly higher and our avoidance of some poorly performing stocks in the materials sector contributing the largest amount. Conversely, our lagging performance in the first quarter was mostly a function of our stock selection in information technology and consumer discretionary companies.

As already mentioned above, the second quarter told a very different story. The Fund declined in value, but less than the benchmark due to our lower volatility, more conservative style. Relative to our benchmark, our strongest performing sector was consumer discretionary. This is the result of both our high quality bias, which leads us into less speculative businesses that tend to perform better in down markets, and a reduction in the assets allocated to this sector early in the quarter, which was due to our lack of confidence in the overly robust recovery that these stocks were discounting. The consumer staples and materials sectors were also sources of strength, due to positive stock selection and proper sector allocation in both cases.

Weakness came primarily from the industrials sector, where poor stock selection plagued us after a long successful run in this group over the last year. Our holdings in the construction and engineering group performed poorly, as flagging confidence in the prospects of the oil and gas industry dragged the stocks down more rapidly than expected. In addition, one transportation holding experienced labor related troubles that we expect will be solved in the near future.

Investment Strategy

For the most recent quarter, segmenting the market's returns by quality indicators gives a mixed picture. The lowest P/E, highest dividend yield and highest return on equity (ROE) stocks performed the best, indicating that high quality is once again driving superior performance. Oddly however, the highest cash flow stocks and the stocks with the largest market caps did not demonstrate clear leadership and even performed worse than the lower quality names in some cases. Our interpretation is that this market is in transition from low quality leadership to high quality, and is thus exhibiting characteristics of both. The recent volatility of the markets is further evidence of this.

We mentioned in our last commentary that we expected a change in leadership from low quality to high and a transition to a lower return environment. We feel that these things are coming to pass, and we feel that this transition will continue. Having seen the market "back off" from its highs, we are able to feel a bit more bullish, and think that we will have moderate gains from here. Now that the speculative rally has stalled and perhaps ended, we feel that the most economically sensitive sectors should be deemphasized. As such, during the quarter we reduced our concentration in the consumer discretionary and industrials sector. That having been said, we feel that we are entering a time when sector allocation will become less important and individual stock selection will become more important.

Market Outlook

A moderate return environment with a lower appetite for risk should support higher quality investments that represent a safer and more predictable return for the equity investor. This is what we expect, and this should be a good environment for Fox's high quality, high cash flow, and strong balance sheet approach.

•	Economic data will be a mixed bag and will contribute to a more volatile market and flagging confidence in the recovery.

•

Investors will not abandon equities, but will begin to seek safety within their equity allocation. Stocks with strong balance sheets, high cash flow and a history of dividend growth should fare well in this environment.

•

A return to the market lows of early 2009 is not in the cards. The recovery is proceeding and will continue to drive earnings higher; we have simply reached an inflection point where expectations needed to adjust to the realities of a slower recovery.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Gregory Greene, CFA

Lead Portfolio Manager

Fox Asset Management LLC

The views expressed are those of Gregory Greene, Lead Portfolio Manager with Fox Asset Management LLC, sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 3.43%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.57%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

VIKING SMALL-CAP VALUE FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 2000 Value Index

	Viking Small-Cap Value Fund without Sales Charge	Viking Small-Cap Value Fund with Maximum Sales Charge	Russell 2000 Value Index
5/3/01	$10,000	$9,479	$10,000
12/31/01	$10,260	$9,725	$10,788
12/31/02	$9,350	$8,863	$9,556
12/31/03	$12,430	$11,782	$13,954
12/31/04	$14,649	$13,886	$17,058
12/31/05	$15,261	$14,466	$17,861
12/31/06	$17,401	$16,494	$22,055
12/31/07	$17,820	$16,891	$19,899
12/31/08	$12,987	$12,310	$14,143
12/31/09	$16,310	$15,460	$17,053
6/30/10	$15,510	$14,702	$16,774

Average Annual Total Returns for the periods ending June 30, 2010

	1 year	3 year	5 year	10 year	Since Inception (May 3, 2001)
Without sales charge	20.33%	(6.91%)	0.97%	NA	4.89%
With sales charge (5.25%)	14.03%	(8.56%)	(0.12%)	NA	4.28%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

VIKING TAX-FREE FUND FOR MONTANA

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

	Principal Amount	Market Value
MUNICIPAL BONDS (98.9%)

Education (18.3%)
MT St Brd Regents Higher Ed Rev Ref (MT St Univ) 4.500% 11/15/25	$770,000	$801,393
MT St Brd Regents Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/18	260,000	290,142
*MT St Brd Regents Higher Ed Rev Ref (MT St Univ) 5.000% 11/15/21	750,000	799,470
MT St Brd Regents Higher Ed Rev Unref (Univ of MT) 5.750% 05/15/24	410,000	417,109
MT St Brd Regents Higher Ed Rev Unref (Univ of MT) 6.000% 05/15/19	230,000	234,526
*MT St Hgr Ed Student Assist Corp Student Ln Rev 5.500% 12/01/31	1,685,000	1,552,020
*MT St Hgr Ed Student Assist Corp Student Ln Rev 6.400% 12/01/32	1,575,000	1,574,417
*Univ of MT Univ Revs Facs Acq & Imp Ser C 5.000% 11/15/17	140,000	156,905
Univ of MT Univ Revs Higher Ed Facs Impt Ser D 5.375% 05/15/19	370,000	424,616
University of Puerto Rico 5.000% 06/01/17	1,000,000	1,016,470
		7,267,068
General Obligation (4.2%)
Bozeman, MT 4.950% 07/01/20	170,000	179,280
Montana State (Wtr Polltn Ctl Revolving Fd) 5.600% 07/15/20	170,000	170,255
Montana State (Wtr Polltn Ctl Revolving Fd) 5.600% 07/15/20	240,000	240,360
Puerto Rico Commonwealth GO 6.000% 07/01/27	600,000	617,640
Ravalli Cnty G.O. 4.250% 07/01/27	150,000	147,676
Ravalli Cnty G.O. 4.350% 07/01/28	155,000	153,279
Ravalli Cnty G.O. 4.400% 07/01/29	165,000	162,904
		1,671,394
Health Care (29.3%)
MT Fac Fin Auth Glendive Med Pj 4.500% 07/01/23	250,000	251,833
MT Fac Fin Auth Hlth Care Facs Rev (Master Loan Proj - Cmnty Med Ctr) 5.100% 12/01/18	250,000	255,175
MT Fac Fin Auth Hlth Care Facs Rev (Master Loan Proj - Cmnty Med Ctr) 5.125% 12/01/19	250,000	254,578
MT Fac Fin Auth Hlth Care Facs Rev (Master Loan Proj - Cmnty Med Ctr) 5.150% 12/01/20	250,000	255,078
MT Fac Fin Auth Hlth Care Facs Rev (St Luke Health) 4.500% 01/01/17	120,000	127,170
MT Fac Fin Auth Hlth Care Facs Rev (St Luke Health) 5.000% 01/01/22	600,000	618,102
MT Fac Fin Auth Hlth Care Facs Rev Childrens Home 4.550% 01/01/17	250,000	264,418
MT Fac Fin Auth Hlth Care Facs Rev Master Ln Prog-Cmnty Med Ctr 5.200% 12/01/21	395,000	400,210
MT Fac Fin Auth Hlth Care Facs Rev Ref-Developmental Ctr Proj 4.500% 06/01/16	250,000	262,640
MT Fac Fin Auth Hlth Care Facs Rev Ref-Developmental Ctr Proj 4.750% 06/01/19	170,000	176,880
MT Fac Fin Auth Hlth Master Ln Pg NE MT-B 4.500% 05/01/27	250,000	244,018
MT Fac Fin Auth Hosp Facs Rev (St Peters Hosp Proj) 5.000% 06/01/28	250,000	238,730
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/24	150,000	154,176
MT Fac Fin Auth Rev Benefis Health Sys 4.750% 01/01/25	275,000	283,209
MT Fac Fin Auth Rev Prov Hlth & Svce 4.800% 12/01/20	105,000	115,466
MT Fac Fin Auth Rev Prov Hlth & Svce 5.000% 10/01/19	175,000	189,460
*MT Fac Fin Auth Rev Prov Hlth & Svce 5.000% 10/01/22	1,500,000	1,548,600
MT Fac Fin Auth Sisters of Charity Leavenworth 4.750% 01/01/40	500,000	490,270
MT Fac Fin Auth Sisters of Charity of Levnwrth 4.500% 01/01/24	1,000,000	989,500
MT St Hlth Fac Auth Hlth Care Rev (Big Horn Hosp - Hardin) 5.100% 02/01/18	300,000	300,231
MT St Hlth Fac Auth Hlth Care Rev (Lewis & Clark Nursing Home) 5.100% 02/01/18	350,000	350,269
*MT St Hlth Fac Auth Hlth Care Rev (Marcus Daly Memorial) 6.000% 08/01/20	1,400,000	1,403,402
MT St Hlth Fac Auth Hlth Care Rev (State Hospital) 5.000% 06/01/22	600,000	600,246
MT St Hlth Fac Auth Hlth Care Rev Cmnty Med Ctr 6.375% 06/01/18	325,000	325,091
Yellowstone County MT Health Care Lease Rev 5.000% 09/01/29	1,250,000	1,292,487
Yellowstone County MT Health Care Lease Rev. 5.250% 09/01/34	245,000	257,772
		11,649,011
Housing (5.3%)
*MT Board of Hsg., Single Family Mrtge. 5.750% 06/01/30	45,000	45,008
MT Board of Hsg., Single Family Program 5.050% 12/01/24	150,000	153,204
MT Board of Hsg., Single Family Program 5.300% 12/01/29	640,000	657,971
MT Board of Hsg., Single Family Program 5.550% 06/01/33	105,000	104,043
*MT Board of Hsg., Single Family Program 5.600% 12/01/23	515,000	515,247
MT Board of Hsg., Single Family Program Series 2002A 5.200% 12/01/22	105,000	105,071
MT St Brd Hsg AMT Sngl Fam Mtg Ser B 4.750% 12/01/27	90,000	85,097
MT St Brd Hsg Multi-Family Mtg 6.150% 08/01/26	200,000	200,004
MT St Brd Hsg Singl Fam Mtg Ser B-2 4.850% 12/01/15	60,000	60,422
MT St Brd Hsg Single Fam Mtg Ser C2 4.850% 12/01/26	145,000	140,157
*MT St Brd Hsg Sngle Fam Ser A-2 5.500% 12/01/20	55,000	55,047
		2,121,271
Other Revenue (21.6%)
Billings, MT Spl Impt Dist No 1385 7.000% 07/01/17	255,000	271,863
Bozeman, MT Tax Increment Urban Renewal Rev Downtown Impt Dist 4.950% 07/01/28	200,000	174,482
Great Falls MT Tax Increment Urban Renewal West BK Urban Renewal Dist-A 5.550% 07/01/29	275,000	294,388
Helena, MT Ctfs Partn 4.625% 01/01/24	270,000	282,552
Helena, MT Ctfs Partn 5.000% 01/01/29	175,000	181,876
Madison Cnty Rural Impt Dist 5.500% 07/01/25	770,000	769,985
Madison Cnty Rural Impt Dist 6.000% 7/1/30	1,000,000	996,530
Missoula MT Spl Assmt Sidewalk Curb 6.000% 07/01/30	200,000	200,296
Missoula, MT Spl Assmt Pooled Spl Sidewalk Curb 4.750% 07/01/27	200,000	197,472
Missoula, MT Spl Impt Dists #540 4.600% 07/01/24	100,000	93,799
Missoula, MT Spl Impt Dists #540 4.600% 07/01/25	105,000	97,457
Missoula, MT Spl Impt Dists NO 541 5.400% 07/01/29	370,000	392,174
Missoula, MT Tax Increment Urban Renewal 5.125% 07/01/26	125,000	128,760
MT Fac Fin Auth Boyd Andrew Cmnty Svcs Proj 4.375% 10/01/20	285,000	295,873
MT Fac Fin Auth Rev (Boyd Andrew Proj) 4.500% 10/1/22	215,000	225,610
MT Fac Fin Auth Rev (Cmnty Counsel & Correctl Svcs) 4.500% 10/1/22	470,000	493,195
MT Hlth. Facs. Auth. (Alternatives Inc.) Prerelease Ctr. Rev. 5.600% 10/01/17	750,000	750,338
MT Hlth. Facs. Auth. (Boyd Andrew Prj.) Pre Release Center 6.300% 10/01/20	795,000	800,724
MT St Hlth Fac Auth Hlth Care Rev (Lewis & Clark Office Proj) 5.100% 02/01/18	150,000	150,116
Puerto Rico Comwlth Infra Fing Auth Ser A 5.250% 07/01/10	100,000	100,001
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. 5.000% 08/01/26	750,000	751,890
Puerto Rico Sales Tax Financing First Sub-SER A 5.000% 08/01/24	800,000	824,904
Whitefish, MT Tax Increment Urban Renewal Rev Emergency Svcs PJ Ref 4.625% 07/15/20	100,000	104,612
		8,578,897
Prerefunded (0.5%)
Puerto Rico Childrens Tr Fd Tob Settle Rev 6.000% 07/01/26	195,000	195,027

Transportation (9.1%)
Billings, MT Airport Rev. 6.100% 07/01/16	190,000	193,811
Gallatin Cty., MT Airport Auth. Rev. 4.700% 06/01/34	1,200,000	1,173,240
MT St Dept Transn Rev Grant Antic Hwy 93 5.000% 06/01/22	350,000	384,496
Puerto Rico Commonwealth Hwy & Trans Auth Hwy Rev 5.500% 7/1/20	270,000	288,182
Puerto Rico Commonwealth Hwy & Trans. Auth. Rev 5.000% 7/1/26	300,000	291,309
Puerto Rico Commonwealth Hwy & Trans. Auth. Rev 5.500% 07/01/23	750,000	774,638
Puerto Rico Highway Rev 4.950% 07/01/26	500,000	505,895
		3,611,571
Utilities (10.6%)
Forsyth, MT Poll Ctl Rev Ref Puget Sound Energy 5.000% 03/01/31	355,000	353,310
*Forsyth, MT Pollution Ctl Rev Ref Northwestern Corp Colstrip 4.650% 08/01/23	1,400,000	1,345,778
Puerto Rico Elec Pwr Auth 5.000% 07/01/25	750,000	750,975
Puerto Rico Electric Power Auth. Power Rev. 5.000% 07/01/22	725,000	752,144
Puerto Rico Electric Power Auth. Power Rev. 5.000% 07/01/28	1,000,000	997,630
		4,199,837

TOTAL MUNICIPAL BONDS (COST: $38,981,886)		$39,294,076

SHORT-TERM SECURITIES (1.3%)	Shares
Wells Fargo Advantage National Tax-Free Money Market 0.204% (COST: $515,865)	515,865	$515,865

TOTAL INVESTMENTS IN SECURITIES (COST: $39,497,751)		$39,809,941
OTHER ASSETS LESS LIABILITIES		(102,256)

NET ASSETS		$39,707,685

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
As of June 30, 2010, the Fund had two when-issued purchases:
500,000 of Puerto Rico Highway Rev., 4.950%; 07/01/26
200,000 of Missoula MT Spl Assmt Sidewalk Curb, 6.000%; 07/01/30

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

	Principal Amount	Market Value
MUNICIPAL BONDS (99.6%)

Education (20.9%)
Fargo, ND Sch Dist Bldg Auth Lease Rev Ref 4.000% 5/1/20	$250,000	$258,140
Minot Public School Dist. Bldg. Auth. 4.800% 05/01/23	210,000	220,464
Minot ND Pub Sch Dist Bldg Auth Lease Rev 4.750% 05/01/26	160,000	160,029
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.000% 08/01/18	175,000	177,445
*ND St Brd Hghr Ed Student Svcs Facs Rev MSU 5.500% 08/01/23	125,000	121,056
ND State Board of Hgr. Educ. (ND St. Univ. Facs.) 5.100% 04/01/32	500,000	507,620
*ND State Board of Hgr. Educ. (Univ. of ND Hsg. & Aux. Facs.) Rev. 5.000% 04/01/32	1,000,000	1,019,870
ND St Brd Higher Ed Rev Hsg & Aux - BSC 4.750% 05/01/19	100,000	100,263
North Dakota St Brd Higher Ed Rev Hsg & Aux - Bismarck St College 5.350% 05/01/2030	500,000	466,760
ND State Board of Hgr. Educ. (ND State Univ. Hsg. & Aux. Facs.) 5.00% 4/1/2027	250,000	265,407
Puerto Rico Indl. Tourist Edl, Fac. Inter American Univ. 5.000% 10/01/22	500,000	494,990
University of Puerto Rico 5.000% 06/01/17	450,000	457,412
		4,249,456
General Obligation (10.1%)
Fargo, ND Pub Sch Dist No 1 Ltd Tax-Sch Bldg 4.500% 05/01/21	250,000	259,090
Fargo, ND Pub Sch Dist No 1 Ltd Tax 5.000% 05/01/23	200,000	212,658
Grand Forks, ND Ref Impt 5.000% 12/01/24	100,000	103,162
Grand Forks, ND Pub Bldg 4.625% 12/1/26	350,000	359,530
*City of Minot (Highway Bonds) G.O. 5.000% 10/01/23	555,000	573,248
Minot, ND Wtr & Swr Util Resv Rev 5.250% 10/01/22	200,000	215,326
Minot, ND Wtr & Swr Util Resv Rev 5.375% 10/01/23	250,000	274,778
West Fargo, ND Pub Sch Dist No 6 5.000% 05/01/14	50,000	51,725
		2,049,517
Health Care (21.8%)
Burleigh Cnty, ND Health Care Rev Ref-Medcenter One Inc 5.250% 05/01/13	150,000	150,072
Burleigh Cnty, ND Mun Indl Dev Act Rev Ref MO Slope Luth Care Ctr 5.050% 11/01/18	125,000	118,251
Cass County ND Health Facs. Rev. Essectia Health-Ser A-RMKT 5.125% 02/15/37	1,000,000	1,007,400
Fargo, ND Health Sys Rev MeritCare Obligated 5.375% 06/01/27	500,000	500,035
Fargo, ND Health Sys Rev MeritCare Obligated 5.625% 06/01/31	250,000	251,432
Fargo, ND Health Sys Rev MeritCare Obligated 5.125% 06/01/27	75,000	72,289.50
Grand Forks, ND Health Care Facs Rev United Hospital Obligated Group 6.250% 12/01/24	200,000	200,020
Grand Forks, ND Health Care Sys Rev Altru Health Sys Oblig Group 5.625% 08/15/27	750,000	739,418
Grand Forks, ND Nursing Fac. 11/01/29 7.250%	300,000	315,900
Langdon ND Health Care Facs. Rev. Cavalier County MEM Hosp. PJ 6.200% 01/01/25	155,000	154,777
Ward Cnty Hlth Care Fac Rev Trinity Obligated Group 5.250% 07/01/2015	385,000	403,757
Ward Cnty Hlth Care Fac Rev Trinity Obligated Group 5.125% 07/01/25	100,000	90,686
Ward Cnty Hlth Care Fac Rev Trinity Obligated Group 5.125% 7/1/2029	500,000	442,505
		4,446,543
Housing (9.5%)
ND Hsg Fin Agy Mtg Rev Ref-Hsg Fin Pg 6.000% 07/01/20	110,000	110,003
ND Hsg Fin Agy Mtg Rev Hsg Fin Pg 5.650% 07/01/28	95,000	96,424
ND St Hsg Fin Agy Rev Home Mtg Prog C Aa1/NR 4.90% 07/01/15	150,000	151,078
*ND (HFA) Hsg. Finance Rev. 5.200% 7/1/22	640,000	647,021
North Dakota Housing Finance Agy 5.150% 07/01/23	375,000	388,448
North Dakota Housing Finance Agy 5.400% 07/01/28	95,000	98,859
*ND St Hsg Fin Agy Rev Hsg Fin Prog Home Mtg A 5.550% 07/01/22	40,000	40,051
ND St Hsg Fin Agy Hsg-Home Mtg Fin PG-Ser A 5.350% 07/01/2034	400,000	415,780
		1,947,664
Other Revenue (18.2%)
Fargo, ND Bldg Auth Lease Rev 5.000% 05/01/20	50,000	51,680
Grand Forks Cnty Bldg Auth Lease Rev 5.000% 12/01/20	200,000	212,226
Grand Forks, ND Mosquito Ctl Resv Rev 4.750% 09/01/24	100,000	103,083
ND Pub Fin Auth Cap Fing Prog 5.000% 06/01/31	100,000	104,435
ND Pub Fin Auth AMT Indl Dev Prog 5.000% 06/01/20	150,000	154,275
North Dakota Pub. Fin Auth AMT - Indl. Dev. Prog - Ser A 5.000% 06/01/31	240,000	221,074
North Dakota Pub. Fin. Auth State Revolving Fund 5.500% 10/01/27	250,000	280,458
ND Pub Fin Auth Indl Dev Prog 6.000% 06/01/34	200,000	218,476
North Dakota Pub Fin Auth GO (Tri-County Water Dist) 5.000% 06/01/34	265,000	274,275
ND Mun Bd Bk Cap Fing Prog 6.000% 06/01/21	25,000	25,003
ND Bldg Auth Lease Rev 5.200% 12/01/19	90,000	92,229
*ND Bldg Auth Lease Rev 5.000% 12/01/22	1,020,000	1,070,541
Puerto Rico Sales Tax Financing First Sub-SER A 5.000% 08/01/24	400,000	412,452
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev. 5.000% 08/01/26	150,000	150,378
Williams Cnty, ND Sales Tax Rev 5.000% 11/01/21	100,000	98,518
Williams Cnty, ND Sales Tax Rev 5.00% 11/1/31	250,000	231,048
		3,700,151
Prerefunded (0.2%)
Puerto Rico Childrens Tr Fd Tob Settle Rev 6.000% 07/01/26	15,000	15,002
Grand Forks, ND Health Care Sys Rev Altru Health Sys Oblig Group 7.125% 08/15/24	20,000	20,360
		35,362
Transportation (6.8%)
Grand Forks, ND Regl Arpt Auth Arpt Rev Ser A 4.600% 06/01/24	350,000	361,865
Grand Forks, ND Regl Arpt Auth Arpt Rev Ser A 5.000% 06/01/29	500,000	523,225
Puerto Rico Highway Rev 4.950% 07/01/26	500,000	505,895
		1,390,985
Utilities (12.1%)
Mclean Cnty ND Solid Waste Facs. Rev. Great River Energy Projects 4.875% 07/01/26	300,000	298,509
Mercer Cnty, ND Pollutn Ctr Rev Ref Otter Tail Corp Proj 4.850% 09/01/22	115,000	115,021
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.500% 08/01/10	50,000	50,177
ND St Wtr Commn Rev Wtr Dev & Mgmt Prog 5.00% 8/1/2025	500,000	521,670
*Oliver Cnty, ND Pollutn Ctl Rev Ref-Square Butte Electric Coop 5.300% 01/01/27	425,000	422,909
Puerto Rico Elec. Power Auth. Power Rev. 5.000% 07/01/23	600,000	606,336
Puerto Rico Elec. Power Auth. Pwr. Rev. REF-SER ZZ 5.000% 07/01/26	300,000	301,314
South Central Regl Wtr Dist Util Sys Rev Ref - Northern Burleigh Cnty 5.000% 10/01/23	150,000	155,106
		2,471,042

TOTAL INVESTMENTS IN SECURITIES (COST: $19,944,286)		$20,290,720
OTHER ASSETS LESS LIABILITIES		76,717

NET ASSETS		$20,367,437

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.
As of June 30, 2010, the Fund had one when-issued purchase:
500,000 of Puerto Rico Highway Rev., 4.950%; 07/01/26

The accompanying notes are an integral part of these financial statements.

VIKING LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

	Quantity	Market Value
COMMON STOCK (91.7%)

Consumer Discretionary (6.3%)
Penney J. C.	900	$19,332
Target Corp	600	29,502
Time Warner Cable	733	38,175
TJX Companies	700	29,365
Walt Disney Company	1,500	47,250
		163,624
Consumer Staples (14.4%)
Altria Group	2,800	56,112
Archer-Daniels-Midland	1,300	33,566
Bunge Limited	400	19,676
CVS Corp.	2,600	76,232
Kimberly-Clark	1,300	78,819
PepsiCo Inc	900	54,855
Sysco Corp.	2,000	57,140
		376,400
Energy (11.6%)
Apache Corp	900	75,771
Chevron Texaco	1,100	74,646
ConocoPhillips	800	39,272
Exxon Mobil Corp.	1,600	91,312
Hess Corp	400	20,136
		301,137
Financials (18.6%)
BB&T	3,500	92,085
Chubb Corp	1,700	85,017
J.P. Morgan Chase & Co.	2,200	80,542
Lincoln National	1,200	29,148
Morgan Stanley	900	20,889
Prudential Finl	1,500	80,490
Wells Fargo & Co.	3,800	97,280
		485,451
Health Care (9.7%)
AmerisourceBergen Corp	3,800	120,650
Merck & Co.	2,200	76,934
Pfizer Inc.	3,800	54,188
		251,772
Industrials (5.3%)
General Electric	5,500	79,310
Honeywell International Inc.	1,500	58,545
		137,855
Information Technology (7.3%)
Corning Incorporated	2,300	37,145
Intel Corp.	4,500	87,525
Microsoft Corp.	2,900	66,729
		191,399
Materials (4.9%)
Freeport-McMoRan Copper & Gold, Inc.	500	29,565
PPG Industries	1,000	60,410
Sealed Air	1,900	37,468
		127,443
Telecommunication Services (4.7%)
AT&T Inc	2,500	60,475
Verizon Communications, Inc.	2,200	61,644
		122,119
Utilities (8.9%)
American Electric Power	2,100	67,830
Dominion Resources	1,700	65,858
Exelon Corporation	1,100	41,767
Public Svc. Ent. Grp.	1,800	56,394
		231,849

TOTAL COMMON STOCKS (COST: $2,300,899)		$2,389,049

SHORT-TERM SECURITIES (8.3%)	Shares
Wells Fargo Advantage Investment Money Market 0.214% (COST: $215,207)	215,207	$215,207

TOTAL INVESTMENTS IN SECURITIES (COST: $2,516,106)		$2,604,256
OTHER ASSETS LESS LIABILITIES		2,049

NET ASSETS		$2,606,305

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

	Quantity	Market Value
COMMON STOCK (95.6%)

Consumer Discretionary (9.2%)
Borg Warner Automotive	1,400	$52,276
The Buckle, Inc.	500	16,210
*Carter's Inc.	1,700	44,625
*Children's Place Retail Stores Inc.	1,400	61,628
*Dicks Sporting Goods	1,900	47,291
*Hanesbrands	1,300	31,278
*Jack in the Box	2,200	42,790
		296,098
Consumer Staples (7.3%)
*BJ'S Wholesale	2,200	81,422
J & J Snack Foods	1,700	71,570
*Treehouse Foods Inc.	1,800	82,188
		235,180
Energy (5.3%)
*Bristow Group	1,500	44,100
*Comstock Resources Inc	2,200	60,984
*Exterran Holdings	1,400	36,134
*Oil States Intl Inc.	700	27,706
		168,924
Financials (28.5%)
Astoria Financial	4,700	64,672
Corporate Office Properties	2,000	75,520
First Midwest Bancorp Inc	3,200	38,912
First Niagara Finc. Gr. Inc.	5,000	62,650
Glacier Bancorp-New	3,800	55,746
LaSalle Hotel	2,300	47,311
National Penn Bancshares Inc	6,100	36,661
Prosperity Bancshares	1,800	62,550
Protective Life Corp	1,600	34,224
Senior Housing Properties Trust	3,600	72,396
Tanger Factory Outlet Centers	1,800	74,484
Trustmark	3,300	68,706
Umpqua Holdings Corp.	1,300	14,924
Washington Federal	3,600	58,248
Argo Group Intl	2,400	73,416
Aspen Insurance Holdings	3,000	74,220
		914,640
Health Care (7.9%)
*Magellan Health Services Inc	1,200	43,584
Owens & Minor	2,650	75,207
Teleflex Inc.	1,300	70,564
West Pharm. Services	1,700	62,033
		251,388
Industrials (17.8%)
Arkansas Best Corp.	2,500	51,875
Barnes Group	1,800	29,502
Brinks Co.	1,500	28,545
Chicago Bridge & Iron	1,900	35,739
Crane Co.	1,100	33,231
*Emcor Group	1,400	32,438
General Cable	2,200	58,630
*Genesee & Wyoming Inc.	1,500	55,965
*Geoeye Inc.	500	15,570
*Old Dominion	600	21,084
A.O. Smith Corporation	1,450	69,876
Towers Watson & Co.	1,200	46,620
*Tutor Perini Corp	3,500	57,680
Wabtec	800	31,912
		568,667
Information Technology (8.5%)
*Brocade Comm	15,300	78,948
*JDA Software Group Inc.	2,000	43,960
Maximus Inc.	900	52,083
*Netgear, Inc.	1,500	26,760
*NetScout Systems, Inc.	4,900	69,678
		271,429
Materials (4.3%)
AptarGroup	1,900	71,858
RPM International Inc.	3,600	64,224
		136,082
Utilities (6.8%)
Cleco Corporation	3,000	79,230
Portland Gen Elect Co	3,600	65,988
Westar Energy Inc.	3,400	73,474
		218,692

TOTAL COMMON STOCKS (COST: $2,874,156)		$3,061,100

SHORT-TERM SECURITIES (4.4%)	Shares
Wells Fargo Advantage Investment Money Market 0.214% (COST: $140,885)	140,885	$140,885

TOTAL INVESTMENTS IN SECURITIES (COST: $3,015,041)		$3,201,985
OTHER ASSETS LESS LIABILITIES		(717)

NET ASSETS		$3,201,268

*Non-income producing

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 30, 2010 (unaudited)

	Tax-Free Fund for MT	Tax-Free Fund for ND	Large-Cap Value Fund	Small-Cap Value Fund
ASSETS
Investments in securities, at cost	$39,497,751	$19,944,286	$2,516,106	$3,015,041

Investments in securities, at value	$39,809,941	$20,290,720	$2,604,256	$3,201,985
Accrued dividends receivable	197	16	5,638	3,993
Accrued interest receivable	477,396	267,518	31	21
Prepaid expenses	4,551	3,495	1,929	2,580
Receivable for Fund shares sold	301,622	0	0	0
Security sales receivable	0	420,333	0	0
Total assets	$40,593,707	$20,982,082	$2,611,854	$3,208,579

LIABILITIES
Accrued expenses	$16,031	$9,863	$3,114	$3,400
Disbursements in excess of demand deposit cash	0	19,019	0	0
Dividends payable	133,372	70,419	0	0
Payable for Fund shares redeemed	0	1,602	0	0
Security purchases payable	700,000	500,000	0	0
Payable to affiliates	36,619	13,742	2,435	3,911
Total liabilities	$886,022	$614,645	$5,549	$7,311

NET ASSETS	$39,707,685	$20,367,437	$2,606,305	$3,201,268

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$44,772,570	$23,410,262	$3,763,887	$3,443,839
Accumulated undistributed net realized gain (loss) on investments	(5,379,032)	(3,393,836)	(1,263,109)	(427,424)
Accumulated undistributed net investment income (loss)	1,957	4,577	17,377	(2,090)
Unrealized appreciation (depreciation) on investments	312,190	346,434	88,150	186,943

NET ASSETS	$39,707,685	$20,367,437	$2,606,305	$3,201,268

Shares outstanding	4,018,720	2,006,432	314,626	250,133
Net asset value per share	$9.88	$10.15	$8.28	$12.80
Public offering price (sales charge of 3.75%, 3.75%, 5.25%, and 5.25%, respectively)	$10.26	$10.55	$8.74	$13.51

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the six months ended June 30, 2010 (unaudited)

	Tax-Free Fund for MT	Tax-Free Fund for ND	Large-Cap Value Fund	Small-Cap Value Fund
INVESTMENT INCOME
Interest	$913,718	$467,235	$107	$61
Dividends	516	116	38,294	27,701
Total investment income	$914,234	$467,351	$38,401	$27,762

EXPENSES
Investment advisory fees	$93,178	$49,454	$10,785	$18,093
Distribution (12b-1) fees	46,589	24,727	3,852	4,523
Transfer agent fees	37,271	19,782	4,510	4,983
Accounting service fees	21,318	16,945	12,770	12,905
Administrative service fees	23,295	12,428	3,865	4,220
Professional fees	5,336	3,190	887	927
Reports to shareholders	1,124	841	495	483
License, fees, and registrations	1,577	1,058	1,135	918
Audit fees	9,360	5,191	1,160	1,289
Trustees' fees	2,643	1,516	434	473
Transfer agent out-of-pockets	1,087	1,282	497	436
Custodian fees	3,350	2,157	1,123	886
Legal fees	5,230	2,758	443	506
Insurance expense	1,267	743	121	108
Total expenses	$252,625	$142,072	$42,077	$50,750
Less expenses waived or reimbursed	(73,723)	(47,121)	(21,053)	(20,898)
Total net expenses	$178,902	$94,951	$21,024	$29,852

NET INVESTMENT INCOME (LOSS)	$735,332	$372,400	$17,377	$(2,090)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$20,531	$11,292	$94,323	$373,615
Net change in unrealized appreciation (depreciation) of investments	252,253	143,977	(306,437)	(484,260)
Net realized and unrealized gain (loss) on investments	$272,784	$155,269	$(212,114)	$(110,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,008,116	$527,669	$(194,737)	$(112,735)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the six months ended June 30, 2010 (unaudited)

	Tax-Free Fund for MT	Tax-Free Fund for ND	Large-Cap Value Fund	Small-Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$735,332	$372,400	$17,377	$(2,090)
Net realized gain (loss) from investment transactions	20,531	11,292	94,323	373,615
Net change in unrealized appreciation (depreciation) on investments	252,253	143,977	(306,437)	(484,260)
Net increase (decrease) in net assets resulting from operations	$1,008,116	$527,669	$(194,737)	$(112,735)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(734,691)	$(370,965)	$0	$0
Net realized gain on investments	0	0	0	0
Total distributions	$(734,691)	$(370,965)	$0	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$3,847,859	$2,632,293	$41,834	$68,428
Proceeds from reinvested dividends	506,197	265,288	0	0
Cost of shares redeemed	(708,987)	(859,817)	(391,110)	(236,507)
Net increase (decrease) in net assets resulting from capital share transactions	$3,645,069	$2,037,764	$(349,276)	$(168,079)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,918,494	$2,194,468	$(544,013)	$(280,814)
NET ASSETS, BEGINNING OF PERIOD	$35,789,191	$18,172,969	$3,150,318	$3,482,082
NET ASSETS, END OF PERIOD	$39,707,685	$20,367,437	$2,606,305	$3,201,268

Undistributed net investment income	$1,957	$4,577	$17,377	$0

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the year ended December 31, 2009

	Tax-Free Fund for MT	Tax-Free Fund for ND	Large-Cap Value Fund	Small-Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$837,485	$432,214	$79,717	$14,025
Net realized gain (loss) from investment transactions	64,622	43,261	(231,880)	16,071
Net change in unrealized appreciation (depreciation) on investments	1,211,561	662,698	628,843	561,061
Net increase (decrease) in net assets resulting from operations	$2,113,668	$1,138,173	$476,680	$591,157

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(836,701)	$(430,795)	$(79,714)	$(14,024)
Net realized gain on investments	0	0	0	0
Total distributions	$(836,701)	$(430,795)	$(79,714)	$(14,024)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$5,242,312	$721,483	$205,551	$128,909
Proceeds from fund acquisition[1]	19,574,893	12,392,383	0	0
Proceeds from reinvested dividends	545,854	265,306	159,961	31,892
Cost of shares redeemed	(1,436,353)	(967,899)	(849,212)	(374,528)
Net increase (decrease) in net assets resulting from capital share transactions	$23,926,706	$12,411,273	$(483,700)	$(213,727)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$25,203,673	$13,118,651	$(86,734)	$363,406
NET ASSETS, BEGINNING OF PERIOD	$10,585,518	$5,054,318	$3,237,052	$3,118,676
NET ASSETS, END OF PERIOD	$35,789,191	$18,172,969	$3,150,318	$3,482,082

Undistributed net investment income	$1,229	$3,179	$3	$1

1 Refer to Note 3 for information on fund acquisition.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

Viking Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company and consists of four series (the "Funds").

The Viking Tax-Free Fund for Montana ("Tax-Free Fund for Montana") and Viking Tax-Free Fund for North Dakota ("Tax-Free Fund for North Dakota"), each a non-diversified Fund, seek the highest level of current income that is exempt from both federal and state income taxes and is consistent with preservation of capital. The Viking Large-Cap Value Fund ("Large-Cap Value Fund") and Viking Small-Cap Value Fund ("Small-Cap Value Fund"), each a diversified Fund, seek long-term total return and capital preservation.

NOTE 2: Summary of Significant Accounting Policies

Codification—In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification—(the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees.

Securities for which quotations are not readily available are valued using a matrix system at fair value as determined by IFS. The matrix system has been developed based on procedures approved by the Board of Trustees and includes consideration of the following: yields or prices of municipal bonds of comparable quality; type of issue, coupon, maturity, and rating; indications as to value from dealers; and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Funds' Schedule of Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.50% contingent deferred sales charge may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Security Transactions, Investment Income, Expenses and Distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The Tax-Free Fund for Montana and the Tax-Free Fund for North Dakota declare dividends from net investment income daily and pay such dividends monthly. The Large-Cap Value Fund and the Small-Cap Value Fund will declare and pay dividends from net investment income at least annually. Capital gains, when available, are distributed at least annually. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis difference will reverse in subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: Acquisition of Funds

On July 31, 2009, Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota acquired all the net assets of Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc., respectively, pursuant to a Plan of Reorganization approved by Montana Tax-Free Fund and ND Tax-Free Fund on June 29, 2009.

The acquisition of Montana Tax-Free Fund was accomplished by a tax-free exchange of 2,039,051 shares of Viking Tax-Free Fund for Montana (valued at $19,574,893) for 1,947,093 shares of Montana Tax-Free Fund Class A and 455,852 shares of Montana Tax-Free Fund Class B outstanding on July 31, 2009. Montana Tax-Free Fund's net assets at that date ($15,868,805 Class A and $3,706,088 Class B), including $382,848 of unrealized depreciation, were combined with those of Viking Tax-Free Fund for Montana. The aggregate net assets of Viking Tax-Free Fund for Montana and Montana Tax-Free Fund Class A and Class B immediately before the acquisition were $12,688,602, $15,878,381, and $3,705,046, respectively.

The acquisition of ND Tax-Free Fund was accomplished by a tax-free exchange of 1,251,756 shares of Viking Tax-Free Fund for North Dakota (valued at $12,392,383) for 1,679,184 shares of ND Tax-Free Fund outstanding on July 31, 2009. ND Tax-Free Fund's net assets at that date ($12,392,383), including $77,758 of unrealized depreciation, were combined with those of Viking Tax-Free Fund for North Dakota. The aggregate net assets of Viking Tax-Free Fund for North Dakota and ND Tax-Free Fund immediately before the acquisition were $5,933,138 and $12,386,162, respectively.

The Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota elected to maintain the tax cost basis of the investments acquired in the acquisition to align reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 4: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of June 30, 2010:

		Level 1	Level 2	Level 3	Total
Tax-Free Fund	Short Term Securities	$515,865	$0	$0	$515,865
for Montana	Municipal Bonds	0	39,294,076	0	39,294,076
	Total	$515,865	$39,294,076	$0	$39,809,941

Tax-Free Fund	Short Term Securities	$0	$0	$0	$0
for North Dakota	Municipal Bonds	0	20,290,720	0	20,290,720
	Total	$0	$20,290,720	$0	$20,290,720

Large-Cap	Short Term Securities	$215,207	$0	$0	$215,207
Value Fund	Common Stock	2,389,049	0	0	2,389,049
	Total	$2,604,256	$0	$0	$2,604,256

Small-Cap	Short Term Securities	$140,885	$0	$0	$140,885
Value Fund	Common Stock	3,061,100	0	0	3,061,100
	Total	$3,201,985	$0	$0	$3,201,985

NOTE 5: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2010, were as follows:

	Tax-Free Fund	Tax-Free Fund	Large-Cap	Small-Cap
	for Montana	for North Dakota	Value Fund	Value Fund
Purchases	$9,999,906	$5,372,873	$326,513	$776,866
Sales	$4,836,655	$3,138,858	$635,829	$1,065,378

NOTE 6: Capital Share Transactions

Transactions in capital shares were as follows:

	Tax-Free Fund		Tax-Free Fund		Large-Cap		Small-Cap
	for Montana		for North Dakota		Value Fund		Value Fund
	Six		Six		Six		Six
	Months	Year	Months	Year	Months	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10	12/31/09	6/30/10	12/31/09	6/30/10	12/31/09	6/30/10	12/31/09
Shares sold	389,097	542,297	259,760	74,417	4,450	27,215	4,854	12,034
Shares issued in connection with fund acquisition	0	2,039,051	0	1,251,756	0	0	0	0
Shares issued on reinvestment of dividends	51,370	56,722	26,202	26,861	0	19,410	0	2,705
Shares redeemed	(71,842)	(148,477)	(84,804)	(96,018)	(43,631)	(115,317)	(17,195)	(42,054)
Net increase (decrease)	368,625	2,489,593	201,158	1,257,016	(39,181)	(68,692)	(12,341)	(27,315)
Shares outstanding	4,018,720	3,650,095	2,006,432	1,805,274	314,626	353,807	250,133	262,474

NOTE 7: Income Tax Information

At June 30, 2010, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND	Large-Cap Value Fund	Small-Cap Value Fund
Investments at cost	$39,497,751	$19,944,286	$2,516,106	$3,015,041
Unrealized appreciation	$656,233	$508,654	$299,761	$394,736
Unrealized depreciation	$344,043	$162,220	$211,611	$207,793
Net unrealized appreciation (depreciation)*	$312,190	$346,434	$88,150	$186,943

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales and market discount.

The tax character of distributions paid was as follows:

	Tax-Free Fund for Montana		Tax-Free Fund for North Dakota		Large-Cap Value Fund		Small-Cap Value Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
Tax-exempt income	$734,691	$836,701	$370,965	$430,795	$0	$0	$0	$0
Ordinary income	0	0	0	0	0	79,714	0	14,024
Total	$734,691	$836,701	$370,965	$430,795	$0	$79,714	$0	$14,024

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Tax-Free Fund for MT	Tax-Free Fund for ND	Large-Cap Value Fund	Small-Cap Value Fund
Undistributed ordinary income	$1,229	$3,179	$3	$1
Accumulated capital and other losses	(5,399,563)	(3,405,128)	(1,348,760)	(793,962)
Unrealized appreciation/(depreciation)*	59,937	202,457	385,915	664,127
Total accumulated earnings/(deficit)	($5,338,397)	($3,199,492)	($962,842)	($129,834)

*Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales and market discount.

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Tax-Free Fund for MT*+	Tax-Free Fund for ND*+	Large-Cap Value Fund	Small-Cap Value Fund
2010	$3,714,786	$1,756,690	$0	$0
2011	$845,562	$1,089,267	0	0
2012	$607,751	$459,554	0	0
2013	$50,681	$16,197	0	0
2014	$51,062	$38,426	0	0
2015	$56,897	$0	0	0
2016	$72,824	$44,994	$1,115,434	$786,502
2017	$0	$0	$233,326	$7,460
Total	$5,399,563	$3,405,128	$1,348,760	$793,962

*A portion of the capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

+ The Tax-Free Fund for Montana and Tax-Free Fund for North Dakota acquired $7,701,280 and $5,157,158, respectively, of capital loss carryforward from the funds acquired as disclosed in Note #3.

For the year ended December 31, 2009, the Tax-Free Fund for Montana and Tax-Free Fund for North Dakota made permanent reclassifications to reflect tax character of $2,456,636 and $1,834,632, respectively.

NOTE 8: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management, the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Large-Cap Value Fund and Small-Cap Value Fund, Fox Asset Management, LLC ("Fox Asset Management" or "Fox") is the sub-adviser.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of the Funds' average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 29, 2011 for Tax-Free Fund for Montana, Tax-Free Fund for North Dakota, Large-Cap Value Fund, and Small-Cap Value Fund, so that the net annual operating expenses do not exceed 1.07%, 1.07%, 1.45%, and 1.65%, respectively. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Annual Advisory Fee Percentage	Advisory Fees Six Months Ended 6/30/10*	Advisory Fees Payable 6/30/10*
Tax-Free Fund for Montana	0.50%	$93,178	$17,306
Tax-Free Fund for North Dakota	0.50%	$49,454	$9,052
Large-Cap Value Fund	0.70%	$10,239	$1,715
Small-Cap Value Fund	1.00%	$17,793	$3,040

* After waivers and reimbursements, if any.

IFD serves as the principal underwriter for the Funds. The Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." Certain Officers of the Funds are also Officers and Governors of IFD.

	Annual Distribution Fee Percentage	Distribution Fees Six Months Ended 6/30/10	Distribution Fees Payable 6/30/10
Tax-Free Fund for Montana	0.25%	$46,589	$8,653
Tax-Free Fund for North Dakota	0.25%	$24,727	$4,526
Large-Cap Value Fund	0.25%	$3,852	$620
Small-Cap Value Fund	0.25%	$4,523	$760

IFS acts as the Funds' transfer agent for a variable fee equal to 0.20% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a variable fee equal to 0.125% of the average daily net assets for the Tax-Free Fund for Montana and Tax-Free Fund for North Dakota and 0.15% of the average daily net assets for the Large-Cap Value Fund and Small-Cap Value Fund on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 6/30/10			Payable 6/30/10
	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*
Tax-Free Fund for Montana	$3,711	$2,130	$2,320	$486	$271	$304
Tax-Free Fund for North Dakota	$817	$704	$514	$40	$33	$25
Large-Cap Value Fund	$110	$445	$83	$3	$15	$3
Small-Cap Value Fund	$288	$1,006	$216	$20	$76	$15

* After waivers and reimbursements, if any.

VIKING TAX-FREE FUND FOR MONTANA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$9.81	$9.12	$9.96	$10.06	$10.04	$10.22

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.39	$0.39	$0.39	$0.39	$0.38
Net realized and unrealized gain (loss) on investments	0.07	0.69	(0.84)	(0.10)	0.02	(0.18)
Total from investment operations	$0.26	$1.08	$(0.45)	$0.29	$0.41	$0.20

Less Distributions:
Dividends from net investment income	$(0.19)	$(0.39)	$(0.39)	$(0.39)	$(0.39)	$(0.38)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.19)	$(0.39)	$(0.39)	$(0.39)	$(0.39)	$(0.38)

NET ASSET VALUE, END OF PERIOD	$9.88	$9.81	$9.12	$9.96	$10.06	$10.04

Total Return[1]	5.44%[3]	11.97%	(4.66%)	2.96%	4.15%	1.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$39,708	$35,789	$10,586	$9,899	$11,084	$12,408
Ratio of expenses to average net assets after waivers[2]	0.96%[3]	0.92%	0.85%	0.76%	0.63%	0.55%
Ratio of expenses to average net assets before waivers	1.36%[3]	1.31%	1.10%	1.11%	1.08%	1.06%
Ratio of net investment income to average net assets	3.95%[3]	3.98%	4.03%	3.91%	3.87%	3.71%
Portfolio turnover rate	13.27%	11.14%	14.34%	26.57%	24.39%	24.59%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

* Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING TAX-FREE FUND FOR NORTH DAKOTA

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$9.22	$10.10	$10.22	$10.14	$10.29

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.40	$0.40	$0.40	$0.39	$0.38
Net realized and unrealized gain (loss) on investments	0.08	0.85	(0.88)	(0.12)	0.08	(0.15)
Total from investment operations	$0.27	$1.25	$(0.48)	$0.28	$0.47	$0.23

Less Distributions:
Dividends from net investment income	(0.19)	$(0.40)	$(0.40)	$(0.40)	$(0.39)	$(0.38)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.19)	$(0.40)	$(0.40)	$(0.40)	$(0.39)	$(0.38)

NET ASSET VALUE, END OF PERIOD	$10.15	$10.07	$9.22	$10.10	$10.22	$10.14

Total Return[1]	5.40%[3]	13.77%	(4.89%)	2.77%	4.77%	2.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$20,367	$18,173	$5,054	$5,652	$5,876	$6,541
Ratio of expenses to average net assets after waivers[2]	0.96%[3]	0.92%	0.85%	0.77%	0.62%	0.52%
Ratio of expenses to average net assets before waivers	1.44%[3]	1.49%	1.21%	1.20%	1.18%	1.16%
Ratio of net investment income to average net assets	3.77%[3]	3.94%	4.10%	3.92%	3.86%	3.70%
Portfolio turnover rate	16.25%	52.28%	30.91%	28.12%	35.84%	17.61%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

*Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$8.90	$7.66	$13.19	$13.09	$11.64	$10.88

Income (loss) from investment operations:
Net investment income (loss)	$0.06	$0.23	$0.20	$0.27	$0.14	$0.08
Net realized and unrealized gain (loss) on investments	(0.68)	1.24	(5.53)	1.24	1.67	0.76
Total from investment operations	$(0.62)	$1.47	$(5.33)	$1.51	$1.81	$0.84

Less Distributions:
Dividends from net investment income	$0.00	$(0.23)	$(0.20)	$(0.27)	$(0.14)	$(0.08)
Distributions from net realized gains	0.00	0.00	0.00	(1.14)	(0.22)	0.00
Total distributions	$0.00	$(0.23)	$(0.20)	$(1.41)	$(0.36)	$(0.08)

NET ASSET VALUE, END OF PERIOD	$8.28	$8.90	$7.66	$13.19	$13.09	$11.64

Total Return[1]	(13.93%)[3]	19.17%	(40.41%)	11.52%	15.58%	7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,606	$3,150	$3,237	$4,840	$4,286	$3,636
Ratio of expenses to average net assets after waivers[2]	1.36%[3]	1.25%	1.20%	1.35%	1.35%	1.34%
Ratio of expenses to average net assets before waivers	2.73%[3]	3.04%	1.56%	1.70%	1.78%	1.82%
Ratio of net investment income to average net assets	1.13%[3]	2.67%	1.84%	2.01%	1.18%	0.81%
Portfolio turnover rate	11.50%	34.85%	61.86%	35.23%	22.53%	37.51%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

*Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

VIKING SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$13.27	$10.76	$14.85	$15.43	$14.32	$14.40

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	$0.05	$0.06	$0.02	$0.01	$(0.03)
Net realized and unrealized gain (loss) on investments	(0.46)	2.51	(4.09)	0.35	2.00	0.63
Total from investment operations	$(0.47)	$2.56	$(4.03)	$0.37	$2.01	$0.60

Less Distributions:
Dividends from net investment income	$0.00	$(0.05)	$(0.06)	$(0.02)	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.93)	(0.89)	(0.68)
Total distributions	$0.00	$(0.05)	$(0.06)	$(0.95)	$(0.90)	$(0.68)

NET ASSET VALUE, END OF PERIOD	$12.80	$13.27	$10.76	$14.85	$15.43	$14.32

Total Return[1]	(7.08%)[3]	23.82%	(27.12%)	2.41%	14.02%	4.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,201	$3,482	$3,119	$3,818	$3,243	$2,509
Ratio of expenses to average net assets after waivers[2]	1.65%[3]	1.57%	1.50%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets before waivers	2.81%[3]	3.42%	1.96%	2.15%	2.23%	2.39%
Ratio of net investment income to average net assets	(0.12%)[3]	0.48%	0.47%	0.16%	0.08%	(0.21%)
Portfolio turnover rate	22.49%	54.74%	71.46%	46.19%	36.96%	21.93%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

*Unaudited.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire period.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	12/31/09	6/30/10	Period*	Ratio

Viking Tax-Free Fund for Montana
Actual	$1,000.00	$1,027.19	$4.87	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.85	0.96%

Viking Tax-Free Fund for North Dakota
Actual	$1,000.00	$1,026.99	$4.86	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.99	$4.85	0.96%

Viking Large-Cap Value Fund
Actual	$1,000.00	$930.34	$6.59	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.97	$6.88	1.35%

Viking Small-Cap Value Fund
Actual	$1,000.00	$964.58	$8.10	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.54	$8.32	1.65%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

[Logo]

Equity Funds
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund

Corporate Bond Fund
Integrity High Income Fund

Specialty Fund
Integrity Fund of Funds

State-Specific Tax-Exempt Bond Funds
Viking Tax-Free Fund for North Dakota
Viking Tax-Free Fund for Montana
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Viking Mutual Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 30, 2010

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 30, 2010